Exhibit 99.1


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 JUNE 24, 2003

       RIG NAME           WD             DESIGN             LOCATION           STATUS*             OPERATOR
-------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted             Murphy
-------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted           Kerr McGee
-------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted              Devon
-------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted              Devon
-------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted           Kerr McGee
-------------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted               BP
-------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted              PEMEX
-------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana           Contracted              PEMEX

-------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted        Walter Oil & Gas
-------------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted        Walter Oil & Gas
-------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted            Westport
-------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted              LLOG
                                 Pacesetter
-------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted        Walter Oil & Gas
-------------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted          ChevronTexaco
-------------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg
                                 Cantilever                   GOM            Contracted          Noble Energy
-------------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg
                                 Cantilever                   GOM            Contracted          Noble Energy
-------------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg
                                 Cantilever                   GOM            Contracted       ADTI/American Coastal
-------------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg
                                 Cantilever                   GOM            Contracted           BP America
-------------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg
                                 Cantilever                   GOM            Contracted          Taylor Energy
-------------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg
                                 Cantilever                   GOM               Idle                   -
-------------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg
                                 Cantilever                   GOM            Contracted           BP America
-------------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM           Shipyard for               -
                                                                          cantilever upgrade
-------------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg
                                 Cantilever                   GOM            Contracted        Ridgelake Energy
-------------------------------------------------------------------------------------------------------------------

                                       1

       RIG NAME           WD             DESIGN             LOCATION           STATUS*             OPERATOR
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (14)
-------------------------------------------------------------------------------------------------------------------
AFRICA
------
-------------------------------------------------------------------------------------------------------------------
Ocean Patriot          1,500'    Bingo 3000               South Africa       Contracted             Pioneer
-------------------------------------------------------------------------------------------------------------------
NORTH SEA
---------
-------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted           PetroCanada
-------------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright            North Sea         Contracted              Shell
                                 Sedco 711 Series
-------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted            Talisman
-------------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea              _                    _
-------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------
-------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted              Inpex
-------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia            Idle                   -
-------------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted          PetroVietnam
-------------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class             Indonesia         Contracted             Unocal
-------------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade             -
-------------------------------------------------------------------------------------------------------------------
BRAZIL
------
-------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted              Shell

-------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg           Indonesia            Idle                   -
                                 Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg           Indonesia         Contracted              CNOOC
                                 Cantilever
-------------------------------------------------------------------------------------------------------------------


                                       2

       RIG NAME        WD            DESIGN             LOCATION           STATUS*             OPERATOR
-------------------------------------------------------------------------------------------------------------------
COLD STACKED (7)
-------------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 JUNE 24, 2003

       RIG NAME              CURRENT TERM        DAYRATE (000S)        START DATE
-------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------
Ocean Quest              one well plus option       low 50's         mid June 2003
-------------------------------------------------------------------------------------------
Ocean Star               nine month term work       mid 80's        early March 2003
-------------------------------------------------------------------------------------------
Ocean America                  one well            upper 60's       early June 2003
-------------------------------------------------------------------------------------------
Ocean Valiant                  one well            upper 50's       late April 2003
-------------------------------------------------------------------------------------------
Ocean Victory            one well plus option       low 60's         late May 2003
-------------------------------------------------------------------------------------------
Ocean Confidence            five-year term           170's         early January 2001
-------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------
Ocean Ambassador         four year term work        mid 50's         late July 2003
-------------------------------------------------------------------------------------------
Ocean Whittington        four year term work        low 60's         late July 2003
-------------------------------------------------------------------------------------------
Ocean Concord            one well plus option      upper 30's       late April 2003
-------------------------------------------------------------------------------------------
Ocean Lexington           first of two wells       upper 30's        early May 2003
-------------------------------------------------------------------------------------------
Ocean Saratoga           one well plus option      upper 30's           mid June
-------------------------------------------------------------------------------------------
Ocean Worker                   one well             mid 40's        late April 2003
-------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------
Ocean Crusader          two wells plus option       low 20's         late June 2003
-------------------------------------------------------------------------------------------
Ocean Drake                   12 months             low 20's        late August 2002
-------------------------------------------------------------------------------------------
Ocean Columbia
                         one well plus option       mid 20's        early June 2003
-------------------------------------------------------------------------------------------
Ocean Spartan
                         one well plus option       low 20's          mid May 2003
-------------------------------------------------------------------------------------------
Ocean Spur                     one well             mid 20's         late May 2003
-------------------------------------------------------------------------------------------
Ocean King                  multiple wells          mid 20's        early April 2003
-------------------------------------------------------------------------------------------
Ocean Nugget             sixth of seven wells plus  mid 20's         mid March 2003
                                option
-------------------------------------------------------------------------------------------
Ocean Summit                      -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Warwick               multiple wells          mid 20's         mid April 2003
-------------------------------------------------------------------------------------------
Ocean Titan                       -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Tower                   two wells         upper 20's          mid May 2003
-------------------------------------------------------------------------------------------

                                       1

       RIG NAME              CURRENT TERM        DAYRATE (000S)        START DATE
-------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (14)
-------------------------------------------------------------------------------------------
AFRICA
------
-------------------------------------------------------------------------------------------
Ocean Patriot            third of three wells      upper 50's       early April 2003
-------------------------------------------------------------------------------------------
NORTH SEA
---------
-------------------------------------------------------------------------------------------
Ocean Nomad              one well plus option       mid 40's         mid June 2003
-------------------------------------------------------------------------------------------
Ocean Guardian        one year plus one year        low 50's        early April 2003
                               option
-------------------------------------------------------------------------------------------
Ocean Princess          two wells plus option       low 40's         late May 2003
-------------------------------------------------------------------------------------------
Ocean Vanguard                    _                    _                   _
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
AUSTRALASIA
-----------
-------------------------------------------------------------------------------------------
Ocean Bounty             three wells plus two      lower 70's        mid June 2003
-------------------------------------------------------------------------------------------
Ocean Epoch                       -                    -                   -
-------------------------------------------------------------------------------------------
Ocean General            First of three wells       mid 50's          mid May 2003
-------------------------------------------------------------------------------------------
Ocean Baroness           400 days plus option        110's          late March 2003
-------------------------------------------------------------------------------------------
Ocean Rover                       -                    -           early January 2002
-------------------------------------------------------------------------------------------
BRAZIL
------
-------------------------------------------------------------------------------------------
Ocean Yorktown         15-well development plus     low 60's       mid September 2001
                               options
-------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term plus option    120's        early November 1998
-------------------------------------------------------------------------------------------
Ocean Winner              one year extension        low 60's      early November 2002
-------------------------------------------------------------------------------------------
Ocean Alliance            four-year contract         110's        early September 2000
-------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------
Ocean Clipper             one-year extension         100's         mid February 2003
-------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------
Ocean Sovereign                   -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Heritage          12 month term program      upper 40's      late December 2002
-------------------------------------------------------------------------------------------

                                       2

       RIG NAME              CURRENT TERM        DAYRATE (000S)        START DATE
-------------------------------------------------------------------------------------------
COLD STACKED (7)
-------------------------------------------------------------------------------------------
Ocean Liberator                   -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Century                     -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Prospector                  -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Champion                    -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Endeavor                    -                    -                   -
-------------------------------------------------------------------------------------------
Ocean Voyager                     -                    -                   -
-------------------------------------------------------------------------------------------
Ocean New Era                     -                    -                   -
-------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 JUNE 24, 2003



       RIG NAME           ESTIMATED END DATE     FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------------
Ocean Quest                    mid July 2003        available
--------------------------------------------------------------------------------------------------------
Ocean Star                   late October 2003      available.
--------------------------------------------------------------------------------------------------------
Ocean America                 early July 2003       available
--------------------------------------------------------------------------------------------------------
Ocean Valiant                 early July 2003       available.
--------------------------------------------------------------------------------------------------------
Ocean Victory                late June 2003         available.
--------------------------------------------------------------------------------------------------------
Ocean Confidence              early January 2006    available.
--------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------------
Ocean Ambassador              mid December 2007     Preparing for PEMEX work
--------------------------------------------------------------------------------------------------------
Ocean Whittington             early October 2006    Preparing for PEMEX contract;
                                                    currently under tow from Ghana.
--------------------------------------------------------------------------------------------------------
Ocean Concord                  early July 2003      available
--------------------------------------------------------------------------------------------------------
Ocean Lexington                 mid July 2003       available
--------------------------------------------------------------------------------------------------------
Ocean Saratoga                 late July 2003       available
--------------------------------------------------------------------------------------------------------
Ocean Worker                   early July 2003      Prepare for PEMEX contract work beginning late July;
                                                    four year term work in GOM in upper 60' s ending in
                                                    late July 2007.
--------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------------------
Ocean Crusader                 late August 2003     available
--------------------------------------------------------------------------------------------------------
Ocean Drake                    late August 2003     Rig currently scheduled for 30-day downtime during
                                                    current contract for survey beginning late 2nd Qtr.
--------------------------------------------------------------------------------------------------------
Ocean Columbia                  early July 2003     available
--------------------------------------------------------------------------------------------------------
Ocean Spartan                   mid July 2003       available.
--------------------------------------------------------------------------------------------------------
Ocean Spur                      late June 2003      available.
--------------------------------------------------------------------------------------------------------
Ocean King                     early August 2003    available
--------------------------------------------------------------------------------------------------------
Ocean Nugget                   late August 2003     available.
--------------------------------------------------------------------------------------------------------
Ocean Summit                          -             available
--------------------------------------------------------------------------------------------------------
Ocean Warwick                   late July 2003      available
--------------------------------------------------------------------------------------------------------
Ocean Titan                         -             Cantilever upgrade ending late October 2003.
--------------------------------------------------------------------------------------------------------
Ocean Tower                      mid July 2003      available
--------------------------------------------------------------------------------------------------------

                                        1


       RIG NAME           ESTIMATED END DATE     FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (14)
--------------------------------------------------------------------------------------------------------
AFRICA
------
--------------------------------------------------------------------------------------------------------
Ocean Patriot               early September 2003   available.
--------------------------------------------------------------------------------------------------------
NORTH SEA
---------
--------------------------------------------------------------------------------------------------------
Ocean Nomad                  early September 2003   available
--------------------------------------------------------------------------------------------------------
Ocean Guardian                late March 2004       available
--------------------------------------------------------------------------------------------------------
Ocean Princess                early August 2003     available
--------------------------------------------------------------------------------------------------------
Ocean Vanguard                      _             Survey complete July 2003; then available
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------
--------------------------------------------------------------------------------------------------------
Ocean Bounty                 late January 2004     available
--------------------------------------------------------------------------------------------------------
Ocean Epoch                          -             available.
--------------------------------------------------------------------------------------------------------
Ocean General                 late August 2003      Three wells plus option with Petro Vietnam in Viet
                                                    Nam in mid 50's beginning in late August and ending
                                                    in late January 2004.
--------------------------------------------------------------------------------------------------------
Ocean Baroness                early May 2004        available.
--------------------------------------------------------------------------------------------------------
Ocean Rover                           -             Upgrade estimated completion early 3rd Qtr. 2003,
                                                    followed by LOI for 3 well program with Murphy in
                                                    Malaysia in 110's ending late November 2003.
--------------------------------------------------------------------------------------------------------
BRAZIL
------
--------------------------------------------------------------------------------------------------------
Ocean Yorktown                 early July 2003      available.

--------------------------------------------------------------------------------------------------------
Ocean Yatzy                  early November 2003    available.
--------------------------------------------------------------------------------------------------------
Ocean Winner                 early November 2003    Scheduled for survey in 3rd Qtr. Estimated downtime
                                                    60 days.
--------------------------------------------------------------------------------------------------------
Ocean Alliance               early September 2004   Scheduled for survey in 4th Qtr. Estimated downtime
                                                    60 days.
--------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------------
Ocean Clipper                 early January 2004    available.
--------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------------
Ocean Sovereign                      -              available
--------------------------------------------------------------------------------------------------------
Ocean Heritage                  late July 2003      Early termination provision exercised (30 days);
                                                    available
--------------------------------------------------------------------------------------------------------


                                       2


       RIG NAME           ESTIMATED END DATE     FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------------
COLD STACKED (7)
--------------------------------------------------------------------------------------------------------
Ocean Liberator                       -             Cold stacked Nov. '02
--------------------------------------------------------------------------------------------------------
Ocean Century                         -             Cold stacked July '98
--------------------------------------------------------------------------------------------------------
Ocean Prospector                      -             Cold stacked Oct. '99
--------------------------------------------------------------------------------------------------------
Ocean Champion                        -             Cold Stacked Feb. '02
--------------------------------------------------------------------------------------------------------
Ocean Endeavor                        -             Cold stacked March '02
--------------------------------------------------------------------------------------------------------
Ocean Voyager                         -             Cold stacked March '02
--------------------------------------------------------------------------------------------------------
Ocean New Era                         -             Cold stacked Dec. '02
--------------------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3